PIMCO Variable Insurance Trust

                    Supplement dated November 30, 2000 to the
                         Prospectus dated April 1, 2000

The following information supplements the information appearing under the heading "Management of the Trust" in the accompanying prospectus.

                           Disclosure relating to the
                     Foreign Bond and Global Bond Portfolios

Effective November 30, 2000, Michael R. Asay, Ph.D. assumed management responsibilities for the Foreign Bond and Global Bond Portfolios. Dr. Asay joined PIMCO as a Senior Vice President in 1998. Prior to joining PIMCO, he was a Vice President and Director of Market Research for Goldman Sachs and Company from 1986-1997, where he developed fixed income trading strategies and quantitative analytics for Asian and European markets.

                           Disclosure relating to the
                            High Yield Bond Portfolio

Effective November 30, 2000, Andrea S. Feingold assumed management responsibility for the High Yield Bond Portfolio. Ms. Feingold joined PIMCO as an Executive Vice President in 2000. Prior to joining PIMCO, she was a Managing Director of Triumph Capital from 1999-2000, where she was founder of the high yield group. Prior to that, she was associated with Colonial Management Associates from 1993-1999, where she was a portfolio manager of two high yield funds.